UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2006
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0452792
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01           REGULATION FD DISCLOSURE

The Board of Directors of Canyon Copper Corp. (the “Company”) has approved an offering on a private placement basis of up to 5,000,000 Units at a price of $0.25 US per unit (the “Offering”) pursuant to Regulation S (“Regulation S”) of the United States Securities Act of 1933 (the “Securities Act”). Each unit will consist of one share of the Company’s common stock and one share purchase warrant, each warrant entitling the holder thereof to purchase an additional share of the Company’s common stock at a price of $0.30 for a period of one year from the date of issuance. There is no assurance that the offering or any part of it will be completed.

Proceeds of the Offering will be used for general corporate purposes.

A copy of the Company’s press release announcing the private placement is attached as an exhibit to this report.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS.

(c)            Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 18, 2006 announcing the private placement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.

Date: December 18, 2006
	By:	/s/ Kurt Bordian

KURT BORDIAN
Chief Financial Officer